UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 23, 2025
(Earliest Event Date requiring this Report: January 20, 2025)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 1.01 Entry into a Material Definitive Agreement. On January 22, 2025, Capstone Companies, Inc. (“Company”) entered into an engagement agreement (“Engagement Agreement”) with Eschenburg Perez, CPA LLC (“EPEC”) for continued provision of outsourced chief financial officer and related accounting services, which services are primarily provided by EPEC principal Dana Eschenburg Perez as interim/fractional chief financial officer. Engagement Agreement provides for an hourly bill rate of $275 for following services:

-Assist with year-end audit of December 31, 2024, subsequent Form 10Q’s for each quarter, signing and filing as the Company’s acting chief financial/accounting officer.

- Liaison with the Company and public auditor team for requested schedules, supporting documentation, etc.

- Review and approve supporting audit schedules and internal control assessments and updating as necessary.

- Prepare technical memos regarding complex or unusual accounting transactions, as necessary.

- Prepare, review and approve proposed journal entries as necessary.

- Perform ad-hoc accounting duties as requested by Chief Executive Officer.

- Oversee and review work prepared by any outsourced Controller.

The Engagement Agreement continues the services provided to the Company by EPEC and Ms. Perez since February 6, 2022. A copy of the Engagement Agreement is attached as Exhibit 10.2 to this Current Report of Form 8-K (“Form 8-K”) and the above summary of the Engagement Agreement is qualified in its entirety by reference to the Engagement Agreement filed as Exhibit 10.2 to this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of a Director. On January 20, 2025, Brian Rosen was appointed as a non-employee director of Capstone Companies, Inc. (the “Company”). His appointment fills an existing vacancy on the Company’s Board of Directors. The Company and Mr. Rosen signed an Offer Letter, dated January 10, 2025, (”Offer Letter”) for his appointment as a director, which appointment was effective upon ratification by Company’s Board of Directors Offer Letter on January 20, 2025. The Offer Letter is filed as Exhibit 10.1 to this Current Report of Form 8-K (“Form 8-K”).

Mr. Rosen served as Senior Vice President of Global Government Affairs, Market Access & Advocacy for Novavax, Inc. (NASDAQ: NVAX), a publicly held biotechnology and vaccine company in Gaithersburg, Maryland, from 2015 to 2023. He had responsibility for leading commercial strategy efforts instrumental to ensuring patient access to Novavax vaccines. During the COVID-19 pandemic, he served as the point person at Novavax to lead negotiations with all relevant domestic and international government agencies and non-government organizations.  He led negotiations and secured a $1.6 billion funding agreement with Operation Warp Speed, $388 million in funding from the Coalition for Epidemic Preparedness Innovations and a $60 million agreement with U.S. Department of Defense.  From 2013 to 2015, he served in public policy, regulatory affairs and legislative capacities with the Leukemia & Lymphoma Society, Washington, D.C. Mr. Rosen was Senior Director, Government Affairs, Advocacy and Policy (2005 - 2011) and Director, Government Affairs (2002 - 2005) at MedImmune, a wholly owned subsidiary of AstraZenca plc (NASDAQ: AZ), a multinational public pharmaceutical company.

Mr. Rosen has Juris Doctor from Hofstra University School of Law (1994) and a Bachelor of Arts, History and Psychology, Tufts University, Medford, Massachusetts (1991).

Director Appointee’s Interests. There are no family relationships between Mr. Rosen and the Company’s existing directors and officers. Mr. Rosen is an investor in a social club/pickle ball business owned by Alexander Jacobs, the Company’s current Chief Executive Officer.

Director Compensation. The compensation of Mr. Rosen as a director will be incentive stock-based compensation to be determined by the Compensation and Nomination Committee of the Company’s Board of Directors in early 2025.

Outsourced Chief Financial Officer Services. As reported in Item 1.01 above, the Company has entered into the Engagement Agreement to continue the services of EPEC and Dana Perez for chief financial/accounting officer services.

Item 7.01 Regulation FD Disclosure.

On January 23, 2025, the Company issued a press release announcing the appointment of Brian Rosen as a director. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 23, 2025, issued by Capstone Companies, Inc. announcing appointment of Brian Rosen as a non-employee director
10.1	Offer Letter, dated January 10, 2025, by Capstone Companies, Inc. and Brian Rosen
10.2	Engagement agreement between Capstone Companies, Inc. and Eschenburg Perez CPA LLC, dated January 22, 2025

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach

Stewart Wallach, Chair of Board of Directors

Dated: January 23, 2025

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release, dated January 23, 2025, issued by Capstone Companies, Inc. announcing appointment of Brian Rosen as a non-employee director
10.1	Offer Letter, dated January 10, 2025, by Capstone Companies, Inc. and Brian Rosen - CERTAIN INFORMATION [INDICATED BY BRACKETS] HAS BEEN OMITTED DUE TO ITS CONFIDENTIAL NATURE AND BECAUSE IT IS CONSIDERED "NOT MATERIAL"
10.2	Engagement agreement between Capstone Companies, Inc. and Eschenburg Perez CPA LLC, dated January 22, 2025